UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2019

BARREL ENERGY, INC.
(Exact name of registrant as specified in charter)

Nevada	333-201740	47-1963189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 S eastern AVE Suite 200 Las Vegas NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 595-2247

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 16, 2019, Barrel Energy Inc. (the “Company”) received the resignation of Malone Bailey, LLP (“Malone Bailey”), as the Company’s independent registered public accounting firm.

Malone Bailey reports on the financial statements of the Company for the years ended September 30, 2017 and 2016 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and any subsequent interim period preceding the resignation of Malone Bailey, there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s most recent fiscal year and any subsequent interim period preceding the resignation of Malone Bailey, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K by Malone Bailey.

The Company provided Malone Bailey with a copy of the above disclosures and requested that Malone Bailey provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this report.

(b) On January 17, 2019, the Company appointed Fruci & Associates II, PLLC (“Fruci & Associates”), as its independent registered public accounting firm.

During the two most recent fiscal years and the interim period preceding our engagement of Fruci & Associates, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Malone Bailey

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY INC

Dated: January 18, 2019	By:	/s/ Craig Alford
	Name:	Craig Alford
	Title:	President

3